SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 26, 2005


                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-13347              06-1582875
--------------------------------------------------------------------------------
 (State or other jurisdiction of      (Commission           I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)

           ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY               07024
--------------------------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)

                                 (201) 592-6451
         -------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On September 26, 2005, Neurologix, Inc. issued a press release regarding the interim results of its gene therapy clinical trial for patients with Parkinson's disease. A copy of such press release is furnished herewith as
Exhibit 99.1. Such press release is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such press release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

                                  EXHIBIT INDEX

Exhibit No.     Description

    99.1        Press Release, dated September 26, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NEUROLOGIX, INC.

Date: September 26, 2005                          By: /s/ Michael Sorell
                                                      -----------------------
                                                  Name:  Michael Sorell
                                                  Title: President and
                                                         Chief Executive Officer